UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2016

Phibro Animal Health Corporation

(Exact name of registrant as specified in its charter)

Delaware	01-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor 300 Frank W. Burr Boulevard, Suite 21 Teaneck, New Jersey	07666-6712
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 329-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 23, 2016, Phibro Animal Health Corporation (the “Company”) entered into Amendment No. 2 to the Credit Agreement (“Amendment No. 2 to Credit Agreement”) with Bank of America, N.A. (“Bank of America”) and Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland,” New York Branch) (“Rabobank”), which amends the Credit Agreement, dated as of April 16, 2014, among the Company, Bank of America, as administrative agent, collateral agent and L/C issuer, and each lender from time to time party thereto (the “Original Credit Agreement”), as amended by Amendment No. 1, dated as of January 19, 2016 (“Amendment No. 1 to Credit Agreement” and together with Amendment No. 2 to Credit Agreement, the “Credit Agreement Amendments”; the Original Credit Agreement as amended by the Credit Agreement Amendments, the “Amended Credit Agreement”).

Pursuant to Amendment No. 2 to Credit Agreement, the Company has agreed to increase the applicable interest rate it pays on the revolving credit commitments available under its credit facility. In the case of Eurodollar Rate Loans and LIBOR Daily Rate Floating Loans (as each term is defined in the Original Credit Agreement), the applicable rate increases from a rate ranging from (i) 2.75% per annum to 2.50% per annum under the Original Credit Agreement to (ii) 3.00% per annum to 2.50% per annum under the Amended Credit Agreement. In the case of Base Rate Loans (as defined in the Credit Agreement), the applicable rate increases from a rate ranging from (i) 1.75% per annum to 1.50% per annum to (ii) 2.00% per annum to 1.50% per annum. Determination of the applicable rate is based on the Company’s First Lien Net Leverage Ratio (as defined in the Original Credit Agreement). In exchange for the increase in interest rate, the Company is no longer required to pay a quarterly fee to Bank of America and Rabobank.

The foregoing description of the Amendment No. 2 to Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 2 to Credit Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report and is incorporated in this Item 1.01 by reference, the Original Credit Agreement, which was filed as Exhibit 10.1 on the Company’s Current Report on Form 8-K, filed April 23, 2014 and is incorporated in this Item 1.01 by reference, and Amendment No. 1 to Credit Agreement which was filed as Exhibit 10.1 on the Company’s Current Report on Form 8-K, filed January 19, 2016 and is incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Credit Agreement, dated December 23, 2016, among Phibro Animal Health Corporation, Bank of America, N.A., and Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland,” New York Branch)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2016	PHIBRO ANIMAL HEALTH CORPORATION

	By:	/s/ Thomas G. Dagger
	Name: Title:	Thomas G. Dagger Senior Vice President, General Counsel and Corporate Secretary